Filed pursuant to Rule 497(a)

Registration No. 333-214767

Rule 482ad

Hercules Capital Prices Public Offering of $75 Million 5.25% Notes due 2025

PALO ALTO, Calif., April 23, 2018 – Hercules Capital, Inc. (NYSE: HTGC) (“Hercules” or the “Company”), today announced that it has priced an underwritten public offering of $75 million in aggregate principal amount of 5.25% notes due 2025 (the “Notes”). The Notes will mature on April 30, 2025, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after April 30, 2021. The Notes will bear an interest rate of 5.25% per year payable quarterly on January 30, April 30, July 30, and October 30, of each year, beginning July 30, 2018. The Company intends to apply to list the Notes on the New York Stock Exchange under the trading symbol “HCXZ.” The closing of the transaction is subject to customary closing conditions and the Notes are expected to be delivered and paid for on April 26, 2018. The Company has also granted the underwriters a 30-day option to purchase up to an additional $11,250,000 in aggregate principal amount of the Notes to cover over-allotments, if any.

The Company expects to use the net proceeds from this offering (i) to fund investments in debt and equity securities in accordance with its investment objective, (ii) to make acquisitions, (iii) to retire certain debt obligations (which may include the 6.25% Notes due 2024), and (iv) for other general corporate purposes.

Keefe, Bruyette & Woods, A Stifel Company, Morgan Stanley and Wells Fargo Securities are acting as joint book-running managers of this offering. Janney Montgomery Scott is acting as a lead manager of this offering. B. Riley FBR, Compass Point and MUFG are acting as co-managers of this offering.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from (1) Keefe, Bruyette & Woods, Inc., Attention: Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019; or by calling Keefe, Bruyette & Woods, Inc., toll-free at (800) 966-1559; or by e-mailing Keefe, Bruyette & Woods, Inc. at uscapitalmarkets@kbw.com; (2) Wells Fargo Securities, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402, Attn: WFS Customer Service, or by calling Wells Fargo Securities at (800) 645-3751 or by emailing Wells Fargo Securities at wfscustomerservice@wellsfargo.com; (3) Morgan Stanley & Co. LLC, 180 Varick Street, New York, NY 10014, Attn: Prospectus Department or by calling Morgan Stanley at (800) 584-6837, or by e-mailing Morgan Stanley at prospectus@morganstanley.com.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The prospectus supplement and the accompanying prospectus contain this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the Notes in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

This press release does not constitute a notice of redemption with respect to any of the 6.25% Notes due 2024.

About Hercules Capital, Inc.

Hercules Capital, Inc. (NYSE: HTGC) (“Hercules”) is the leading and largest specialty finance company focused on providing senior secured venture growth loans to high-growth, innovative venture capital-backed companies in a broad variety of technology, life sciences and sustainable and renewable technology industries. Since inception (December 2003), Hercules has committed more than $7.3 billion to over 410 companies and is the lender of choice for entrepreneurs and venture capital firms seeking growth capital financing. Companies interested in learning more about financing opportunities should contact info@htgc.com, or call 650.289.3060.

Hercules’ common stock trades on the New York Stock Exchange under the ticker symbol “HTGC.” In addition, Hercules has outstanding 6.25% Notes due 2024 (NYSE: HTGX), 4.375% Convertible Notes due 2022, and 4.625% Notes due 2022.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended, and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports we file under the Exchange Act.

The information disclosed in this press release is made as of the date hereof and reflects Hercules most current assessment of its historical financial performance. Actual financial results filed with the SEC may differ from those contained herein due to timing delays between the date of this release and confirmation of final audit results. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market volatility, and other factors the Company identifies from time to time in its filings with the SEC. Although Hercules believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Hercules assumes no obligation to update the forward-looking statements for subsequent events.

Contact:

Michael Hara

Investor Relations and Corporate Communications

Hercules Capital, Inc.

(650) 433-5578

mhara@htgc.com